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                                                                    EXHIBIT 99.3

                                      PROXY

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                           ENEX RESOURCES CORPORATION

         The undersigned, a shareholder of record of Enex Resources Corporation (the "Company"), hereby appoints John J. Bassett and Stephen W. Herod, and each of them, with power of substitution, to represent and to vote all of the shares of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at 1221 Lamar Street, Suite 1020, Houston, Texas, on Friday, August 14, 1998 at 10:00 a.m. Central Daylight Time, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such shares; and the undersigned hereby instructs said proxy to vote all such shares of stock at the Special Meeting in accordance with the following instructions: (INDICATE BY CHECK MARK)

I. PROPOSAL TO APPROVE THE MERGER AGREEMENT DATED JUNE 17, 1998 BETWEEN THE COMPANY AND MIDDLE BAY OIL COMPANY, INC.

        [ ] FOR               [ ] AGAINST               [ ]  ABSTAIN

II.  OTHER MATTERS

      WITH discretionary authority           WITHOUT AUTHORITY
      to vote upon any other matters [ ]     to vote upon any other matters [ ]

         Shareholders approving the proposals set forth herein should mark the "For" box herein; those opposing such action should register their position by marking the appropriate "Against" or "Abstain" box herein or by not returning this Proxy Form. SIGNED BUT UNMARKED PROXY FORMS WILL BE DEEMED TO AUTHORIZE A VOTE "FOR" THE PROPOSALS SET FORTH HEREIN.

         The invalidity, illegality or unenforceability of any particular provision of this Proxy Form shall be construed in all respects as if such invalid, illegal or unenforceable provision were omitted without affecting the validity, legality or enforceability of the remaining provisions hereof.

             YOUR VOTE IS IMPORTANT. IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN
                  THIS PROXY FORM, USING THE ENCLOSED ENVELOPE.


         PLEASE SIGN BELOW EXACTLY AS NAME APPEARS ON THIS PROXY FORM. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized persons. The undersigned acknowledges receipt of the Notice of said Special Meeting and the Proxy Statement dated July 15, 1998 by signing this Proxy.


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                                       ----------------------------------------
                                       (Number of Shares)
    (Paste mailing label from
       Transfer Agent here)

-                                  -

                                       ----------------------------------------
                                       (Signature of Shareholder)





                                       ----------------------------------------
                                       (Additional Signatures, if held jointly)





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Dated:  _________________, 1998        (Title or Authority, if applicable)